Exhibit 10.22

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Agreement”), dated as of December 21, 2017, is entered into by and among certain Affiliates of GENESIS HEALTHCARE LLC (“GHLLC”), listed on Annex I hereto (collectively, “Borrowers”), GHLLC and certain of its Affiliates listed on Annex II hereto (collectively, the “Guarantors”) and HEALTHCARE FINANCIAL SOLUTIONS, LLC, a Delaware limited liability company, as Administrative Agent under the Credit Agreement (as defined below) (in such capacity, and together with its successors and permitted assigns, “Administrative Agent”).

WHEREAS, Borrowers, Guarantors, certain financial institutions who are party thereto as lenders (the “Lenders”) and L/C issuers (“L/C Issuers”) and Administrative Agent are parties to that certain Second Amended and Restated Revolving Credit Agreement, dated as of March 31, 2016, as amended by that certain Joinder and Reaffirmation Agreement, dated as of April 28, 2016, that certain Joinder and Reaffirmation Agreement, dated as of May 19, 2016 and that certain Joinder and Reaffirmation Agreement, dated as of August 22, 2016 (and as it may have been further amended, restated, supplemented or otherwise modified through the date hereof, the “Existing Credit Agreement” and as amended hereby and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Administrative Agent, L/C Issuers and Lenders have agreed, among other things, to provide to Borrowers certain loans and other financial accommodations in accordance with the terms and conditions set forth therein;

WHEREAS, Borrowers have requested that Administrative Agent and Lenders agree to amend the Existing Credit Agreement to (i) reflect certain revisions to the definition of “Eligible Accounts” and other provisions and (ii) replace Schedule I and Exhibit I to reflect certain changes in Revolving Credit Commitments and the Borrowing Base Certificate, respectively, necessary to implement the combination of the current Revolving Credit Commitments; and

WHEREAS, Administrative Agent and the Lenders, are willing to agree to Borrowers’ request for such amendments, subject to and in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, Borrowers, Administrative Agent and the Lenders hereby agree as follows:

1. Recitals; Definitions.    The foregoing recitals, including all terms defined therein, are incorporated herein and made a part hereof.  All capitalized terms used herein (including, without limitation, in the foregoing recitals) and not defined herein shall have the meanings given to such terms in the Credit Agreement and the rules of interpretation set forth in Section 1.4 thereof are incorporated herein mutatis mutandis.

2. Amendments to the Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 3 below:
(a) Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Applicable Margin – Base Rate Loan” in its entirety to read as follows:

““Applicable Margin – Base Rate Loan” means, with respect to Revolving Loan that is a Base Rate Loan:

Revolving Credit Outstandings	Applicable Margin
Greater than 75% of Revolving Credit Commitment	2.50%
Less than or equal to 75% of Revolving Credit Commitment and greater than 50% of Revolving Credit Commitment	2.25%
Less than or equal to 50% of Revolving Credit Commitment	2.00%”

(b) Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Applicable Margin – Revolving Credit LIBOR Loan” in its entirety to read as follows:

““Applicable Margin – Revolving Credit LIBOR Loan” means, with respect to Revolving Loan that is a LIBOR Rate Loan:

Revolving Credit Outstandings	Applicable Margin
Greater than 75% of Revolving Credit Commitment	3.50%
Less than or equal to 75% of Revolving Credit Commitment and greater than 50% of Revolving Credit Commitment	3.25%
Less than or equal to 50% of Revolving Credit Commitment	3.00%”

(c) Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following sentence immediately following the first sentence of the definition of “Eligible Account”:

“The net amount of Eligible Accounts at any time shall be (a) the face amount of such Eligible Accounts as originally billed minus (b) all cash collections and other proceeds of such Account received from or on behalf of the Account Debtor thereunder as of such date and any and all returns, rebates, discounts (which may, at Administrative Agent’s option, be calculated on shortest terms), credits, allowances and excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time.”

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(d) Section 1.1 of the Existing Credit Agreement is hereby amended by replacing the words “10%” in clause (x) of the definition of “Eligible Account” with the words “50%”.

(e) Section 1.1 of the Existing Credit Agreement is hereby amended by replacing the words “single Account Debtor” in clause (xi) of the definition of “Eligible Account” with the words “Account Debtor and its Affiliates”.

(f) Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following clause at the end of clause (xvi) of the definition of “Eligible Account”:

“provided, however, (A) to the extent that no more than 21 days have elapsed since the first calendar day in the month immediately following the month in which the Medical Services giving rise to such Account were performed and (B) such Account would otherwise constitute an Eligible Account but for the requirements of this clause (xvi), such Account shall not be deemed ineligible;”

(g) Section 6.1(e) of the Existing Credit Agreement is hereby amended by replacing the clause “within 30 days after the end of each fiscal month” appearing in the first line thereof with the clause “within 21 days after the last day of each fiscal month.

(h) Sections 6.1(a), 6.1(b), 6.1(c) and 6.1(e) of the Existing Credit Agreement are each hereby amended by replacing the word “calendar” appearing therein with the word “fiscal”.

(i) Section 7.12(a)(i) of the Existing Credit Agreement is hereby amended by inserting the clause “Unless otherwise directed or consented to by Administrative Agent,” immediately before the first occurrence of the clause “Borrowers shall” therein.

(j) The Existing Credit Agreement is hereby amended by replacing in its entirety (i) Schedule I of the Existing Credit Agreement with Schedule I attached hereto and (ii) Exhibit I of the Existing Credit Agreement with Exhibit I attached hereto.

3. Conditions. The effectiveness of this Agreement is subject to the following conditions, each in form and substance satisfactory to Administrative Agent:
(a) Administrative Agent shall have received a fully executed copy of this Agreement and such Agreement shall be in full force and effect;
(a) Loan Parties shall have paid all fees, costs and expenses associated with this Agreement;
(a) no Default or Event of Default shall have occurred and be continuing as of the date hereof under this Agreement, the Credit Agreement or any other Loan Document; and
(a) Loan Parties shall have delivered such further documents, information, certificates, records and filings as Administrative Agent may reasonably request.

4. Reaffirmation of Loan Documents.  By executing and delivering this Agreement, each Loan Party hereby (i) reaffirms, ratifies and confirms its Obligations under the Credit Agreement, the Notes and the other Loan Documents, as applicable, (ii) agrees that this Agreement shall be a “Loan Document” under the Credit Agreement and (iii) hereby expressly agrees that the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect.

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5. Reaffirmation of Grant of Security Interest in Collateral.  Each Loan Party hereby expressly reaffirms, ratifies and confirms its obligations under the Security Agreement, including its mortgage, grant, pledge and hypothecation to Administrative Agent for the benefit of the Secured Parties, of the Lien on and security interest in, all of its right, title and interest in, all of the Collateral.

6. Confirmation of Representations and Warranties; Liens; No Default.  Each Loan Party that is party hereto hereby confirms that (i) all of the representations and warranties set forth in the Loan Documents to which it is a party continue to be true and correct in all material respects as of the date hereof as if made on the date hereof and as if fully set forth herein, except to the extent (A) such representations and warranties by their terms expressly relate only to a prior date (in which case such representations and warranties shall be true and correct in all material respects as of such prior date) or (B) any such representation or warranty is no longer true, correct or complete due to the occurrence of one or more events that are permitted to occur (or are not otherwise prohibited) under the Loan Documents, (ii) there are no continuing Defaults or Events of Default that have not been waived or cured, (iii) subject to the terms and conditions of the Loan Documents, Administrative Agent has and shall continue to have valid, enforceable and perfected Liens on the Collateral with the priority set forth in the Intercreditor Agreement, for the benefit of the Secured Parties, pursuant to the Loan Documents or otherwise granted to or held by Administrative Agent, for the benefit of the Secured Parties, subject only to Liens expressly permitted pursuant to Section 8.2 of the Credit Agreement, and (iv) the agreements and obligations of Borrowers and each other Loan Party contained in the Loan Documents and in this Agreement constitute the legal, valid and binding obligations of Borrowers and each other Loan Party, enforceable against Borrowers and each other Loan Party in accordance with their respective terms, except to the extent limited by general principles of equity and by bankruptcy, insolvency, fraudulent conveyance, or other similar laws affecting creditors’ rights generally.

7. No Other Amendments.  Except as expressly set forth in this Agreement, the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.  This Agreement shall be limited precisely and expressly as drafted and shall not be construed as consent to the amendment, restatement, modification, supplementation or waiver of any other terms or provisions of the Credit Agreement or any other Loan Document.

8. Release.  As of the date of this Agreement, each Loan Party (i) agrees that, to its knowledge, Administrative Agent, each L/C Issuer and each Lender has fully complied with its obligations under each Loan Document required to be performed prior to the date hereof, (ii) agrees that no Loan Party has any defenses to the validity, enforceability or binding effect of any Loan Document and (iii) fully and irrevocably releases any claims of any nature whatsoever that it may now have against Administrative Agent, each L/C Issuer and each Lender and relating in any way to this Agreement, the Loan Documents or the transactions contemplated thereby.

9. Costs and Expenses.  The payment of all fees, costs and expenses incurred by Administrative Agent in connection with the preparation and negotiation of this Agreement shall be governed by Section 11.3 of the Credit Agreement.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

11. Successors/Assigns.  This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Loan Documents.

12. Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

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13. Counterparts.  This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Agreement by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.  Any party delivering an executed counterpart of this Agreement by facsimile transmission or Electronic Transmission shall also deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or has caused the same to be executed by its duly authorized representatives as of the date first above written.

BORROWERS:

Each of the Borrowers Listed on Annex I attached hereto:

By: Genesis HealthCare LLC, its authorized agent

By: /s/ Michael Berg

Name: Michael Berg

Title:   Assistant Secretary

GUARANTORS:

Each of the Guarantors Listed on Annex III attached hereto:

By: Genesis HealthCare LLC, its authorized agent

By: /s/ Michael Berg

Name: Michael Berg

Title:   Assistant Secretary

[Signatures Continue on Following Pages]

ADMINISTRATIVE AGENT:

HEALTHCARE FINANCIAL SOLUTIONS, LLC,  a Delaware limited liability company

By: /s/ Thomas A. Buckalew
Name: Thomas A. Buckelew

Title:   Duly Authorized Signatory

LENDER:

HEALTHCARE FINANCIAL SOLUTIONS, LLC,  in its capacity as a Revolving Credit Lender

By: /s/ Thomas A. Buckalew
Name: Thomas A. Buckelew

Title:   Duly Authorized Signatory

[Signatures Continue on Following Page]

LENDER:

BARCLAYS BANK PLC, in its capacity as a Revolving Credit Lender

By:  /s/ Nicholas Guzzardo
Name:  Nicholas Guzzardo

Title:    AVP

[Signatures Continue on Following Page]

LENDER:

WELLS FARGO CAPITAL FINANCE, LLC, in its capacity as a Revolving Credit Lender

By: /s/ Dhaval Tejani
Name: Dhaval Tejani

Title:   Duly Authorized Signatory

[Signatures Continue on Following Page]

LENDER:

MIDCAP FUNDING IV TRUST, in its capacity as a Revolving Credit Lender

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management, GP, LLC, its general partner

By: /s/ Maurice Amsellem
Name: Maurice Amsellem

Title:

ANNEX I

BORROWERS

105 CHESTER ROAD OPERATIONS LLC, a Vermont limited liability company

11 DAIRY LANE OPERATIONS LLC, a Virginia limited liability company

1100 TEXAS AVENUE OPERATIONS LLC, a Montana limited liability company

1130 SEVENTEENTH AVENUE OPERATIONS LLC, a Montana limited liability company

12080 BELLAIRE WAY OPERATIONS LLC, a Colorado limited liability company

1400 WOODLAND AVENUE OPERATIONS LLC, a New Jersey limited liability company

14766 WASHINGTON AVENUE OPERATIONS LLC, a California limited liability company

175 BLUEBERRY LANE OPERATIONS LLC, a New Hampshire limited liability company

2 BLACKBERRY LANE OPERATIONS LLC, a Vermont limited liability company

20 MAITLAND STREET OPERATIONS LLC, a New Hampshire limited liability company

211-213 ANA DRIVE OPERATIONS LlC, an Alabama limited liability company

24 OLD ETNA ROAD OPERATIONS LLC, a New Hampshire limited liability company

25 RIDGEWOOD ROAD OPERATIONS LLC, a New Hampshire limited liability company

3000 HILLTOP ROAD OPERATIONS LLC, a New Jersey limited liability company

319 EAST DUNSTABLE ROAD OPERATIONS LLC, a New Hampshire limited liability company

3330 WILKENS AVENUE OPERATIONS LLC, a Maryland limited liability company

40 WHITEHALL ROAD OPERATIONS LLC, a New Hampshire limited liability company

5423 HAMILTON WOLFE ROAD OPERATIONS LLC, a Texas limited liability company

550 GLENWOOD OPERATIONS LLC, a North Carolina limited liability company

660 COMMONWEALTH AVENUE OPERATIONS LLC, a Rhode Island limited liability company

677 COURT STREET OPERATIONS LLC, a New Hampshire limited liability company

7 BALDWIN STREET OPERATIONS LLC, a New Hampshire limited liability company

710 JULIAN ROAD OPERATIONS LLC, a North Carolina limited liability company

800 MEDCALF LANE NORTH OPERATIONS LLC, a Washington limited liability company

8000 ILIFF DRIVE OPERATIONS LLC, a Virginia limited liability company

9109 LIBERTY ROAD OPERATIONS LLC, a Maryland limited liability company

ALBUQUERQUE HEIGHTS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware

limited liability company

Baldwin Healthcare and Rehabilitation Center, LLC, a Delaware limited liability company

BELFAST OPERATIONS, LLC, a Maine limited liability company

BLUE RIVER REHABILITATION CENTER, LLC, a Delaware limited liability company

BRIARCLIFF NURSING AND REHABILITATION CENTER, LLC, a Delaware limited liability company

CAMDEN OPERATIONS, LLC, a Maine limited liability company

CAMERON NURSING AND REHABILITATION CENTER, LLC, a Delaware limited liability company

CANYON TRANSITIONAL REHABILITATION CENTER, LLC, a Delaware limited liability company

CAREHOUSE HEALTHCARE CENTER, LLC, a Delaware limited liability company

CARMEL HILLS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

CLAIRMONT BEAUMONT, LLC, a Delaware limited liability company

COLONIAL NEW BRAUNFELS CARE CENTER, LLC, a Delaware limited liability company

CORONADO NURSING CENTER, LLC, a Delaware limited liability company

DEVONSHIRE CARE CENTER, LLC, a Delaware limited liability company

FALMOUTH OPERATIONS, LLC, a Maine limited liability company

FARMINGTON OPERATIONS, LLC, a Maine limited liability company

FOUNTAIN SENIOR ASSISTED LIVING, LLC, a Delaware limited liability company

GENESIS ANDROMEDA OPERATIONS LLC, a Delaware limited liability company

GENESIS DIAMOND OPERATIONS LLC, a Delaware limited liability company

GENESIS HEALTHCARE OF MAINE, LLC, a Maine limited liability company

GENESIS ORION OPERATIONS LLC, a New Hampshire limited liability company

GENESIS TANG OPERATIONS LLC, a Delaware limited liability company

KENNEBUNK OPERATIONS, LLC, a Maine limited liability company

LEASEHOLD RESOURCE GROUP, LLC, a Delaware limited liability company

LEWISTON OPERATIONS, LLC, a Maine limited liability company

LOUISBURG HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

NINE HAYWOOD AVENUE OPERATIONS LLC, a Vermont limited liability company

OAK CREST NURSING CENTER, LLC, a Delaware limited liability company

ORONO OPERATIONS, LLC, a Maine limited liability company

PEAK MEDICAL FARMINGTON, LLC, a Delaware limited liability company

PEAK MEDICAL GALLUP, LLC, a Delaware limited liability company

RICHMOND HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

ROSSVILLE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

SANDPIPER HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

SCARBOROUGH OPERATIONS, LLC, a Maine limited liability company

SKOWHEGAN SNF OPERATIONS, LLC, a Maine limited liability company

SPRING SENIOR ASSISTED LIVING, LLC, a Delaware limited liability company

ST. MARY HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

ST. JOSEPH TRANSITIONAL REHABILITATION CENTER, LLC, a Delaware limited liability company

SUNBRIDGE CLIPPER HOME OF NORTH CONWAY, LLC, a New Hampshire limited liability company

SUNBRIDGE CLIPPER HOME OF WOLFEBORO, LLC, a New Hampshire limited liability company

TEXAS CITYVIEW CARE CENTER, LLC, a Delaware limited liability company

TEXAS HERITAGE OAKS NURSING AND REHABILITATION CENTER, LLC, a Delaware limited liability company

THE REHABILITATION CENTER OF DES MOINES, LLC, a Delaware limited liability company

THE REHABILITATION CENTER OF INDEPENDENCE, LLC, a Delaware limited liability company

THE REHABILITATION CENTER OF RAYMORE, LLC, a Delaware limited liability company

THE WOODLANDS HEALTHCARE CENTER, LLC, a Delaware limited liability company

VALLEY HEALTHCARE CENTER, LLC, a Delaware limited liability company

VILLA MARIA HEALTHCARE CENTER, LLC, a Delaware limited liability company

WATERVILLE SNF OPERATIONS LLC, a Maine limited liability company

WATHENA HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company

WESTBROOK OPERATIONS, LLC, a Maine limited liability company

WESTWOOD MEDICAL PARK OPERATIONS LLC, a Virginia limited liability company

WILLOW CREEK HEALTHCARE CENTER, LLC, a Delaware limited liability company

ANNEX III

GUARANTORS

FC-GEN OPERATIONS INVESTMENT, LLC, a Delaware limited liability company

GEN OPERATIONS I, LLC, a Delaware limited liability company

GEN OPERATIONS II, LLC, a Delaware limited liability company

GENESIS HEALTHCARE, INC., a Delaware corporation

GENESIS HEALTHCARE LLC, a Delaware limited liability company

GENESIS HOLDINGS LLC, a Delaware limited liability company

GENESIS OPERATIONS VI LLC, a Delaware limited liability company

GHC HOLDINGS LLC, a Delaware limited liability company

PEAK MEDICAL MONTANA OPERATIONS, LLC, a Delaware limited liability company

PEAK MEDICAL OF COLORADO, LLC, a Delaware limited liability company

PEAK MEDICAL, LLC, a Delaware limited liability company

SKILLED HEALTHCARE, LLC, a Delaware limited liability company

SUMMIT CARE, LLC, a Delaware limited liability company

SUMMIT CARE PARENT, LLC, a Delaware limited liability company

SUNBRIDGE HEALTHCARE, LLC, a New Mexico limited liability company

SUN HEALTHCARE GROUP, INC., a Delaware corporation